Ex.99.906 CERT

N-CSRS Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

H. Michael Williams, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of Barclays Global Investors Funds (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSRS for the period ended June 30, 2009 (the “Form N-CSRS”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 24, 2009	/s/ H. Michael Williams	President (Principal Executive Officer)
	H. Michael Williams [Signature]	[Title]

Date: August 24, 2009	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee [Signature]	[Title]